RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Statement of Additional Information (Class A, C, K, Y shares),

dated May 1, 2015

Portfolio Managers

Effective July 1, 2015, the sub-section titled “Portfolio Managers” under the section titled “Investment Advisory and Other Services” is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” (on page 101), the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of the date noted below:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Maria Freund[1]	RS Emerging Markets Small Cap Fund	None

[1]	Ms. Freund was appointed portfolio manager of RS Emerging Markets Small Cap Fund on July 1, 2015. This information is stated as of June 30, 2015.

Under “Other Accounts” (on page 104), the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of the date noted below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Maria Freund[1]	0	$0	0	$0	0	$0

[1]	Ms. Freund was appointed portfolio manager of RS Emerging Markets Small Cap Fund on July 1, 2015. This information is stated as of June 30, 2015.

June 30, 2015